Prospectus Supplement dated Feb. 23, 2011*

Fund Name (date)	Prospectus Form #

RiverSource Variable Portfolio — Limited Duration Bond Fund (April 14, 2010)	S-6546-99 A

The following change will be effective on or about April 29, 2011 (Effective Date):

On the Effective Date, the Fund name will be changed as follows:

Old Name	New Name
RiverSource Variable Portfolio — Limited Duration Bond Fund	Columbia Variable Portfolio — Limited Duration Credit Fund

On the Effective Date, the first paragraph under the caption “Principal Investment Strategies of the Fund” in the Fund’s Summary section and under the caption “Principal Investment Strategies of the Fund” in the More Information About the Funds section in the Fund’s prospectus will be superseded and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in credit-related bonds and debt securities. The Fund will primarily invest in debt securities with short- and intermediate-term maturities. The Fund will primarily invest in credit-related bonds, such as corporate bonds and agency, sovereign, supranational and local authority bonds. The Fund may invest up to 15% of its net assets in securities rated below investment grade. Up to 25% of the Fund’s net assets may be invested in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

The rest of these sections remain the same.
S-6534-4 A (2/11)

* Valid until next prospectus update.